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                                                                    EXHIBIT 23.3


                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Pegasus Systems, Inc. on Form S-3 of our reports dated March 1, 1999, appearing in Registration Statement No. 333-97683 on Form S-4 of Pegasus Systems, Inc., and to the references to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.


DELOITTE & TOUCHE LLP

Phoenix, Arizona
December 27, 1999